Atacama Resources Promissory Note

US $20,000

June 18, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Kenton Embree**, the principal sum of US $20,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by June 15, 2023, Atacama Resources will convert this note to 4,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.

2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor /s/ KENTON EMBREE

Signature

Kenton Embree

Printed Name

Atacama Resources Intl. Glenn Grant

Signature

Glenn Grant

Printed Name

Atacama Resources Promissory Note
US $20,000

May 30, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Donald Flindt**, the principal sum of US $20,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with developing its gold and lithium properties. The company will repay funds received and covered by this promissory note as follows:

1. Atacama Resources will convert this note to 3,333,000 restricted Canadian Flow Through Atacama Resources common shares within 15 days after the company receives written confirmation that the CRA has approved the company's application to sell flow through shares.

2. After the flow through shares are issued, the waiting period for the removal of the restriction is four months. After the four months, the company will initiate the procedure to issue free trading shares.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor /S/ DONALD FLINDT
Signature

DONALD FLINDT
Printed Name

Atacama Resources Intl. Glenn Grant
Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $5,000

May 26, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Graham Gilbert**, the principal sum of US $5,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with developing its gold and lithium properties. The company will repay funds received and covered by this promissory note as follows:

1. Atacama Resources will convert this note to 715,000 restricted Canadian Flow Through Atacama Resources common shares within 15 days after the company receives written confirmation that the CRA has approved the company's application to sell flow through shares.

2. After the flow through shares are issued, the waiting period for the removal of the restriction is four months. After the four months, the company will initiate the procedure to issue free trading shares.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor /s/ GRAHAM GILBERT
Signature

GRAHAM GILBERT
Printed Name

Atacama Resources Intl. Glenn Grant
Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $5,000

May 26, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Derek Hokanson**, the principal sum of US $5,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by June 1, 2023, Atacama Resources will convert this note to 1,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.

2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor /s/ DEREK HOKANSON

Signature

Derek Hokanson
Printed Name

Atacama Resources Intl. Glenn Grant

Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $10,000

April 26, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Jed Fiebelkorn**, the principal sum of US $10,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by May 1, 2023, Atacama Resources will convert this note to 2,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.

2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor /S/ JED FIEBELKORN

Signature

Jed Fiebelkorn
Printed Name

Atacama Resources Intl. Glenn Grant

Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $10,000

April 13, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Harry Leach**, the principal sum of US $10,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by May 1, 2023, Atacama Resources will convert this note to 2,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.

2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor /S/ HARRY LEACH

Signature

Harry Leach
Printed Name

Atacama Resources Intl. Glenn Grant

Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $15,000

February 1, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Cliff Baschuk**, the principal sum of US $15,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by February 5, 2023, Atacama Resources will convert this note to 3,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.

2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor /s/ CLIFF BASCHUK
Signature

Cliff Baschuk
Printed Name

Atacama Resources Intl. Glenn Grant
Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $5,000

February 1, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Mark Benoit**, the principal sum of US $5,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by February 5, 2023, Atacama Resources will convert this note to 1,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.
2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor /s/ MARK BENOIT

Signature

Mark Benoit

Printed Name

Atacama Resources Intl. [signature]

Signature

Glenn Grant

Printed Name

Atacama Resources Promissory Note

US $10,000

January 30, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Marvin Holm**, the principal sum of US $10,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by December 31, 2023, Atacama Resources will convert this note to 2,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.

2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor **/s/ Marvin Holm**
Signature

Marvin Holm
Printed Name

Atacama Resources Intl. **/s/ Glenn Grant**
Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $10,000

January 30, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Bob Washington**, the principal sum of US $10,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by December 31, 2023, Atacama Resources will convert this note to 2,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.

2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor **/s/ Bob Washington**
Signature

Bob Washington
Printed Name

Atacama Resources Intl. **/s/ Glenn Grant**
Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $5,000

January 28, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Garth Eberle**, the principal sum of US $5,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by January 31, 2023, Atacama Resources will convert this note to 1,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.
2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor /S/ GARTH EBERLE

Signature

Garth Eberle
Printed Name

Atacama Resources Intl. Glenn Grant

Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $10,000

January 27, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Bill Campbell**, the principal sum of US $10,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by December 31, 2023, Atacama Resources will convert this note to 2,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.
2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor **/s/ Bill Campbell**
Signature

Bill Campbell
Printed Name

Atacama Resources Intl. **/s/ Glenn Grant**
Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $10,000

January 27, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Stephen Campbell**, the principal sum of US $10,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by December 31, 2023, Atacama Resources will convert this note to 2,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.

2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor **/s/ Stephen Campbell**
Signature

Stephen Campbell
Printed Name

Atacama Resources Intl. **/s/ Glenn Grant**
Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $25,000 January 26, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Donald Flindt**, the principal sum of US $25,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by December 31, 2023, Atacama Resources will convert this note to 5,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.

2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor **/s/ Donald Flindt**
Signature

Donald Flindt
Printed Name

Atacama Resources Intl. **/s/ Glenn Grant**
Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $25,000

January 26, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Donald Flindt**, the principal sum of US $25,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by February 5, 2023, Atacama Resources will convert this note to 5,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted. **This certificate will beneficially owned in the names of Donald Flindt and Shari Christina Joy Crowther.**

2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor **/s/ Donald Flindt**
Signature

Donald Flindt
Printed Name

Atacama Resources Intl. Glenn Grant
Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $35,000

January 26, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Donald Flindt**, the principal sum of US $35,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by December 31, 2023, Atacama Resources will convert this note to 7,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.
2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor **/s/ Donald Flindt**
Signature

Donald Flindt
Printed Name

Atacama Resources Intl. **/s/ Glenn Grant**
Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $2,000

January 24, 2023

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of **Paul Bremner**, the principal sum of US $2,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by January 31, 2023, Atacama Resources will convert this note to 400,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.
2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor /s/ Paul Bremner
Signature

Paul Bremner
Printed Name

Atacama Resources Intl. [signature]
Signature

Glenn Grant
Printed Name